UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2023

Addentax Group Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-41478	35-2521028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Kingkey 100, Block A, Room 4805,

Luohu District, Shenzhen City, China 518000

(Address of principal executive offices)

Registrant’s telephone number, including area code +(86) 755 86961 405

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ATXG	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 20, 2023, Addentax Group Corp. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). All capitalized terms used herein and not otherwise defined in this Coordination Agreement will have the meanings set forth in the Definitive Proxy Statement Schedule 14A dated February 21, 2023. The following matters were considered at the Annual Meeting:

1. Board Election Proposal

Stockholders elected all of the Company’s nominees for director for one-year terms expiring on the next annual meeting of stockholders. The voting results were as follows:

	For	Withhold	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
1. Hong Zhida	18,410,155	32,309	1,466,517	51.95%	99.82%
2. Hong Zhiwang	18,410,933	31,531	1,466,517	51.95%	99.83%
3. Yu Jiaxin	18,384,388	58,076	1,466,517	51.95%	99.69%
4. Alex P. Hamilton	18,392,071	50,393	1,466,517	51.95%	99.73%
5. Jiangping (Gary) Xiao	18,416,465	25,999	1,466,517	51.95%	99.86%

2. Convertible Note and Warrant Share Issuance Proposal

Stockholders approved the issuance of shares of common stock of the Company to certain accredited investors pursuant to the Securities Purchase Agreement, dated January 4, 2023, as amended, the Convertible Notes and PIPE Warrants, for the purposes of complying with NASDAQ Listing Rule 5635. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
18,375,006	65,097	2,361	1,466,517	51.82%	99.64%

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3. Amendment to Amended and Restated Articles of Incorporation to increase authorized shares of Common Stock

Stockholders approved an amendment to the Company’s Amended and Restated Articles of Incorporation, as amended (the “Articles of Incorporation”), to increase the number of authorized shares of Common Stock. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
19,634,707	269,980	4,294	-	55.37%	98.64%

4. Reverse Stock Split Proposal

Stockholders have approved the Reverse Share Split of the Company’s ordinary shares, par value $0.001 per share (the “Ordinary Shares”), to be effective at a ratio and on a date to be determined by the Company’s Board of Directors, and the form of amendments to the Company’s Amended and Restated Articles and Memorandum of Association to effect such reverse share split. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
19,656,510	252,103	368	-	55.44%	98.73%

5. Auditor Ratification Proposal

Stockholders approved and ratified the appointment of BF Borgers CPA PC to serve as the Company’s independent registered public accounting firm for the 2023 fiscal year. The voting results were as follows:

For	Against	Abstain	Broker Non-Vote	Outstanding Shares - % Voted For	Voted Shares - % Voted For
19,808,984	86,683	13,314	-	55.87%	99.56%

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits filed or furnished with this report are listed in the following Exhibit Index:

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Addentax Group Corp.

Date: March 23, 2023	By:	/s/ Hong Zhida
Hong Zhida
Chief Executive Officer

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